UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2023

Rocket Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36829	04-3475813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Cedarbrook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 440-9100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RCKT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on February 28, 2022, Rocket Pharmaceuticals, Inc. (the “Company”) entered into a sales agreement (the “Sales Agreement”) with Cowen and Company, LLC (“Cowen”) pursuant to which the Company may, from time to time, sell shares of its common stock, par value $0.01 per share (the “Shares”) having an aggregate offering price of up to $200,000,000 (the “ATM Offering”) under a prospectus (the “ATM Prospectus”) through Cowen, acting as agent and/or principal.

On September 12, 2023, the Company and Cowen entered into an amendment (the “Amendment,” and the Sales Agreement, as amended by the Amendment, the “Amended Sales Agreement”) to the Sales Agreement pursuant to which the aggregate offering price under the ATM Offering was reduced to $180,000,000.  The Company has sold $65,900,000  of shares under the ATM Offering to date resulting in approximately $114,100,000  of remaining availability.

A copy of the Amendment is attached as Exhibit 1.1 to this Current Report. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

In connection with entering into the Amendment, the Company is suspending the ATM Prospectus and will not make any sales of its common stock pursuant to the Amended Sales Agreement unless and until a new prospectus, prospectus supplement or registration statement is filed. The Amended Sales Agreement remains in full force and effect.

The information contained in this Form 8-K (including the exhibits hereto) is hereby incorporated by reference into the Company’s Registration Statement on Form S-3 (Registration No. 333-253756).

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any offer, solicitation, or sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
1.1	Amendment No. 1 to Sales Agreement, dated as of September 12, 2023, between Rocket Pharmaceutical Inc. and Cowen and Company, LLC.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2023	Rocket Pharmaceuticals, Inc.

	By:	/s/ Martin Wilson
	Name:	Martin Wilson
	Title:	General Counsel and Chief Compliance Officer, SVP